Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Finance Lease Obligations (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Finance lease liabilities - current	$ 2,684	$ 0
Finance lease liabilities - non-current	23,877	0
Total finance lease liability	$ 26,561	$ 0